

SilverBow Resources Corporate Presentation

May 2021

SilverBow RESOURCES®

Forward-Looking Statements







THE MATERIAL INCLUDED herein which is not historical fact constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These opinions, forecasts, scenarios and projections relate to, among other things, estimates of future commodity prices and operating and capital costs, capital expenditures, levels and costs of drilling activity, estimated production rates or forecasts of growth thereof, hydrocarbon reserve quantities and values, potential oil and gas reserves expressed as "EURs," assumptions as to future hydrocarbon prices, liquidity, cash flows, operating results, availability of capital, internal rates of return, net asset values, drilling schedules and potential growth rates of reserves and production, all of which are forward-looking statements. These forward-looking statements are generally accompanied by words such as "could," "believe," "anticipate," "intend," "estimate," "budgeted," "guidance," "forecast," "expect," "may," "continue," "predict," "potential," "plan," "project" and similar expressions although not all forward-looking statements contain such identifying words. Although the Company believes that such forward-looking statements are reasonable, the matters addressed represent management's expectations or beliefs concerning future events, and it is possible that the results described in this presentation will not be achieved. These forward-looking statements are based on current expectations and assumptions and are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results discussed in the forward-looking statements, including among other things: the severity and duration of world health events, including the COVID-19 pandemic, related economic repercussions including disruptions in the oil and gas industry; the supply of oil and actions by the members of the Organization of the Petroleum Exporting Countries ("OPEC") and Russia (together with OPEC and other allied producing countries, "OPEC+") with respect to oil production levels and announcements of potential changes in such levels, including the ability of the OPEC+ countries to agree on and comply with supply limitations; operational challenges relating to the COVID-19 pandemic and efforts to mitigate the spread of the virus, including logistical challenges, protecting the health and well-being of our employees, remote work arrangements, performance of contracts and supply chain disruptions; shut-in and curtailment of production due to decreases in available storage capacity or other factors; volatility in natural gas, oil and NGL prices; liquidity including our ability to satisfy our short- or long-term liquidity needs; our ability to execute our business strategy, including the success of our drilling and development efforts; timing, cost and amount of future production of oil and natural gas; expectations regarding future free cash flow; and other factors discussed in the Company's reports filed with the Securities and Exchange Commission ("SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Reports on Form-Q and Current Reports on Form 8-K filed thereafter.

All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements

CAUTIONARY NOTE Regarding Potential Reserves Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) or other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the oil and gas disclosures in our Form 10-K and other reports and filings with the SEC.

These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to substantially greater risk.

THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Some data is also based on the Company's good faith estimates, which is derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity.

THIS PRESENTATION references non-GAAP financial measures. Please see the Appendix to this presentation for definitions and reconciliations to the most directly comparable GAAP measure. Non-GAAP measures should not be considered in isolation or as a substitute for related GAAP measures or any other measure of a Company's financial or operating performance presented in accordance with GAAP.

THIS PRESENTATION includes information regarding our PV-10 as of 12/31/20. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC. Please see the Appendix to this presentation for a reconciliation of PV-10 to Standardized Measure.

SilverBow RESOURCES®

SBOW LISTED NYSE

SilverBow Investment Highlights

Pure Play Eagle Ford E&P	Established operator with deep technical experience and in-basin knowledge
Balanced Commodity Mix	Inventory provides optionality in capital allocation based on prevailing commodity prices
Exposure to Premium Markets	Competitive advantage from exposure to favorable Gulf Coast pricing
Focus on Costs & Margins	Peer-leading cost structure with relentless focus on margins and capital efficiency
Returns Driven	Maximize return on capital investments through repeat execution and financial discipline

Long-term strategy remains intact with multiple playbooks for the future

Company Overview

SilverBow RESOURCES®

Strategic Aim Targeted Results

SilverBow is an independent oil and gas company with operations across ~130,000 net acres spanning all commodity phase windows of the Eagle Ford Shale in South Texas


Dimmit
La Salle
Mc Mullen
Live Oak
Webb
Legend
SilverBow Acreage

Corporate Profile

- **DISCIPLINE** Ability to allocate capital across a diversified commodity base
- **EXECUTION** Track record of solid well results and free cash flow generation
- **PRICING** Infrastructure proximity to favorable Gulf Coast markets
- **EFFICIENCY** Focus on reducing costs to maximize margins and returns
- **FLEXIBILITY** Balance sheet provides financial and operational flexibility
- **LEADERSHIP** Proven management team with substantial experience in the play

Continued emphasis debt paydown and free cash flow generation

Note: Acreage position as of 3/31/21

1Q21: Building Off a Strong First Quarter

SBOW
LISTED
NYSE

1Q21 HIGHLIGHTS

Free Cash Flow[1]	*1Q21 FCF of $24MM; Positive FCF in 6 out of last 7 quarters; Increased FY21 guidance by 33%*[1]
Debt Reduction	*Reduced total debt by $30MM QoQ and $90MM YoY 1Q21 leverage ratio*[2] *of 2.08x vs 2.50x at YE20*
Austin Chalk Test	*Initial test achieved IP30 of 13 MMcf/d and $6MM all-in well cost; Sets stage for further appraisal in 2021*
Capital Efficiency	*13% below AFE on second La Mesa pad; Completed 17% more stages per day vs. 2020*
Cost Management	*LOE, T&P, Production Taxes & Cash G&A all below midpoints of guidance*

Adjusted EBITDA of $67MM, all-time quarterly high for SBOW

(1) Refer to Appendix for calculation of Free Cash Flow. Percentage increase based on midpoint of FY20 guidance
(2) Refer to Appendix for calculation of Adjusted EBITDA for Leverage Ratio

2021: Key Objectives & Looking Ahead

SBOW LISTED NYSE

Key Objectives

Grow production and EBITDA while living within cash flow

Expand inventory through stacked-pay Austin Chalk development

Drive peer-leading capital efficiency and cost structure

De-lever balance sheet through further debt total reduction

2Q21 Preview

OPERATIONS

Drilling 7 oil wells

Additional Austin Chalk wells planned

CAPEX

Accelerating and expanding mid-year oil development program

OPTIONALITY

Increasing oil weighted capex allocation by ~50% for remainder of year

FY21 Outlook

OPERATIONS

5% production growth

Increase operational efficiency

CAPEX

Flexible spending across balanced commodity inventory

70%-80% reinvestment rate(1)

FCF

$30-$50MM full year FCF(2)

Year-end leverage ratio below 2.0x

Expanded liquids-rich development further improves FCF and leverage estimates

(1) Reinvestment rate defined as Capex / (Adjusted EBITDA less cash interest expense)

(2) Refer to Appendix for calculation of Free Cash Flow

2021: Budget & Production Summary

SBOW LISTED NYSE

Operations

Eagle Ford Drilling Program

Focus on capital efficiencies delivers on long-term strategy

- ~90% of capital program allocated to D&C
  - Drill: 16 net wells
  - Complete: 18 net wells
- Reinvestment rate[1] of 70%-80% of cash flow
- Continue improving cycle times for both D&C
- Ability to adjust cadence of operations real time

Capital Budget

2021 Capital Budget of $100-$110 MM

Plan retains flexibility to reallocate capital based on prevailing commodity prices

- Webb County Gas
- La Salle Condensate
- McMullen Oil
- Land
- Facilities, Optimization & Other[2]



2%
10%
34%
24%
~90% D&C
30%

Flexible Capital Allocation Framework for 2021

FY21 Production: 180-200 MMcfe/d

Modest YoY production growth



(MMcfe/d)
~5%
183
190(3)
FY20
FY21

Shifting FY21 D&C Allocation to Oil

Liquids-rich assets now 60% of capex



30%
70%
60%
40%
Original
Current

Production Optimization

Oil production range increased 12%



(Bbls/d)
3,300
3,700(3)
3,235
3,766
Original
Current
FY21
2Q21-4Q21 Average(4)

Flexible capital allocation allows SBOW to optimize real-time for optimal results

(1) Reinvestment rate defined as Capex / (Adjusted EBITDA less cash interest expense)
(2) Facilities, Optimization & Other capital includes ~$3.4 million in capitalized G&A
(3) Based on midpoint of FY21 production guidance
(4) Implied production from 2Q21 through 4Q21 based on midpoint of 2Q21 & FY21 guidance, and 1Q21 actual production

Financial Discipline is Integral to Strategy

- **Maintain strong balance sheet**
  - Active hedging program to protect returns and minimize downside exposure
  - Working capital management
  - No near-term debt maturities
- **Relentless focus on driving down costs**
  - Monetize non-core assets to further streamline operations
  - Minimize borrowing costs and financial leakage
- **Disciplined capital allocation**
  - Align capital structure with business model
  - Acute focus on full-cycle returns
  - Strategic business planning across wide range of pricing and operational scenarios
- **Conservative leverage ratio**
  - Total Debt / LTM Adjusted EBITDA(2): 2.08x

Reduced RBL Borrowings(1)


($MM)
$325
$300
$275
$250
$225
$200
$175
$90MM of Debt Reduction Since 1Q20
$290
$270
$253
$230
$200
3/31/20
6/30/20
9/30/20
12/31/20
3/31/21

Debt Maturity Schedule(1)


($MM)
$400
$300
$200
$100
$0
Extended maturity runway to 2024
Undrawn
$100
Credit Facility $200
2nd Lien $200
2021
2022
2023
2024
2025

Expect to continue generating free cash flow to reduce revolver borrowings

(1) Credit facility borrowings as of 3/31/21. Subsequent to 1Q21, credit facility was extended and borrowing base was redetermined to $300 million
(2) LTM Adjusted EBITDA for period ending 1Q21 includes $28.6 million of proceeds from the amortization of previously unwound derivatives in 1Q20. LTM Adjusted EBITDA for covenant compliance for 1Q21 = $192.3 million

RBL Facility & Spring 2021 Redetermination

SBOW
LISTED
NYSE

SilverBow
RESOURCES®

$600,000,000

Senior Secured Credit Facility

April 2021

Bank Syndicate

#	Lender	Title	Current Hold ($MM)	% of Total
1	JP Morgan	Administrative Agent	$45.00	15.00%
2	Truist	Co-Syndication Agent	$43.75	14.58%
3	Fifth Third	Co-Syndication Agent	$43.75	14.58%
4	CIBC	Co-Syndication Agent	$43.75	14.58%
5	Key Bank	Co-Syndication Agent	$43.75	14.58%
6	BOKF	Co-Documentation Agent	$35.00	11.67%
7	Bank of America	---	$30.00	10.00%
8	Comerica	---	$15.00	5.00%
Total			***$300.00***	***100.00%***

Credit Facility Terms

- **Facility**: $600 million maximum credit amount with an initial borrowing base of $300 million
- **Maturity**: April 2024 (three years)
- **Security**: 90% of PV-9 of borrowing base properties and title requirement 90% of the PV-9
- **Pricing**: Grid: L+325-425 bps; LIBOR Floor: 50 bps
- **Financial Covenants**: Current Ratio > 1.00x; Total Debt / EBITDA < 3.25x reducing to 3.00x by 1Q22
- **Hedging**: Addition of minimum quarterly rolling PDP hedge requirement of 50% for 24 months

SBOW successfully negotiated and extended RBL facility in difficult environment

Balanced Portfolio Provides Optionality

SBOW LISTED NYSE

Commentary

- Development strategy has pivoted between gas and oil focus over last 18 months as prices fluctuate
- Commodity price increase expands portfolio
- Gas production remains ~40% unhedged for 2021, with greater use of collars to maintain price upside
- Flush production from 4Q20/1Q21 gas focus captures improving price environment; optionality later in year

Mid-year drilling program focuses on liquids-rich assets with first sales expected in late 3Q21

Diversified Asset Base



N
40,000 net liquids acres
~30% of total acreage
Dimmit
La Salle
McMullen
Live Oak
Webb
Duval
90,000 net gas acres
~70% of total acreage
Legend
SBOW
Phase Windows
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas

Commodity Pricing



($/Bbl)
($/MMBtu)
$65
$55
$45
$35
$25
$3.50
$3.00
$2.50
$2.00
Jan-21
Apr-21
Jul-21
Oct-21
Jan-22
Apr-22
Jul-22
Oct-22
Oil (Apr-21)
Oil (Apr-20)
Gas (Apr-21)
Gas (Apr-20)

Revenue Split by Commodity



($MM)
$100
$80
$60
$40
$20
$0
100%
80%
60%
40%
20%
0%
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2019
2020
2021
Liquids Revenue
Gas Revenue
% Revenue From Gas

SBOW is uniquely positioned to capitalize on both oil and gas within the same basin

Source: Company data, Bloomberg, FactSet

Top-Tier Dry Gas Assets

SBOW LISTED NYSE

U.S. Onshore Gas Plays – 15% Full-Cycle IRR Gas Breakeven Prices[1]

($/Mcf)



$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
SBOW's Webb County Dry Gas is among the highest quality across all U.S. gas basins
$1.81
$2.06
$2.13
$2.31
$2.41
$2.49
$2.57
$2.61
$2.80
$2.96
$3.08
$3.11
$3.20
$3.25
$3.31
$3.32
$3.35
$3.79
$4.07
$4.84
Marcellus Shale - North East PA - Dry
Marcellus Shale - NE Upper Marcellus
Marcellus Shale - Southwest PA - Dry
Haynesville - N LA Core - Long Laterals
SBOW - Webb County Dry Gas(2)
Utica Shale - Dry Gas Ohio
Marcellus Shale - WV Dry
Haynesville - N LA Core - Standard Laterals
Marcellus Shale - Central PA
Marcellus Shale - Southwest PA - Wet
Utica Shale - Wet Gas
Cotton Valley - Horizontal
Fayetteville
Terryville
Marcellus Shale - WV Rich
Marcellus Shale - Southwest PA - Super Rich
Barnett Core
Rockies - Piceance
Arkoma Woodford
SCOOP Woodford Condy

SBOW's returns are top quartile in an improving natural gas environment

Sources: J.P. Morgan equity research estimates; Bloomberg; internal estimates

(1) J.P. Morgan analysis based on 15% pre-tax well-head full-cycle returns criteria; IP and decline curves aggregated based on company and state reported production data. Assumes 10% service cost deflation (D&C capex); LOE held flat; G&A and T&P expense included

(2) Internal analysis using consistent methodology to calculate breakeven gas price

SilverBow Leads Pack in Top 40 Gas Wells

SBOW
LISTED
NYSE

Top 40 Wells First 6 Mo Cum Gas Prod Production



(MMcf)
2,500
2,000
1,500
1,000
500
0
SilverBow
SilverBow – La Mesa
Other Operators
Benchmarks
Top 40 Average
Top Quartile Average
2nd Quartile Average
3rd Quartile Average
4th Quartile Average
5
10
15
20
25
30
35
40

Top 40 Eagle Ford Gas Locations



Legend
SilverBow
SilverBow – La Mesa
Other Operators
La Salle
McMullen
Live Oak
Webb
Jim Wells

SBOW has drilled 25 of top 40 Eagle Ford gas wells

Source: RSEG/Enverus, Company data
Note: Western/Eastern Dry Gas Eagle Ford Wells: First 6 month cumulative gas production. Data as of 2/25/21

Strong Well Results Across Acreage Position

SBOW LISTED NYSE

A	B	C
DVO 15,899 net acres 100% W.I. Liquids (%): 78%	**La Salle Condensate** 12,223 net acres (88% - 100%) W.I. Liquids (%): 57%	**AWP** 51,441 net acres 100% W.I. Liquids (%): 55%

A La Mesa II
6 Well Pad (La Mesa)
30-day rate: 84 MMcf/d
100% Gas

B Rio Bravo Austin Chalk
Single Well (Rio Bravo)
30-day rate: 13 MMcf/d
100% Gas

1 La Mesa I
6 Well Pad (La Mesa)
30-day rate: 100 MMcf/d
100% Gas

2 Fasken Upper EF
3 Well Pad (Fasken)
30-day rate: 23 MMcf/d
100% Gas

3 NMC
Single Well (Oro Grande)
30-day rate: 11 MMcf/d
100% Gas

4 Bracken
2 Well Pad (AWP)
30-day rate: 19 MMcfe/d
87% Gas

5 GKT
2 well pad (Uno Mas)
30-day rate: 25 MMcfe/d
97% Gas



A
Dimmit
La Salle
B
C
1
2
3
4
5
3
4
5
F
Live Oak
McMullen
E
Duval
A
2
1
B
D
Webb
0
10
20
40
Miles

1 Crisp
3 Well Pad (Artesia)
30-day rate: 2,582 Boe/d
70% Liquids

2 Briggs
3 Well Pad (Artesia)
30-day rate: 2,930 Boe/d
75% Liquids

3 Kuykendall
3 Well Pad (AWP)
30-day rate: 1,621 Boe/d
89% Liquids

4 Discher
2 Well Pad (AWP)
30-day rate: 1,684 Boe/d
74% Liquids

5 SMR
3 Well Pad (AWP)
30-day rate: 1,825 Boe/d
90% Liquids

D	E	F
Webb County Gas 8,362 net acres (64% - 100%) W.I. Gas (%): 100%	**Oro Grande** 37,147 net acres 100% W.I. Gas (%): 100%	**Uno Mas** 5,715 net acres 100% W.I. Gas (%): 96%

Focused on creating value across the Western Eagle Ford

Note: Average working interest shown for each area. Numbers may not tie to overall acreage figure due to rounding

SBOW
LISTED
NYSE

Webb County Austin Chalk

Commentary

- Successful Austin Chalk test completed in Webb County, establishing future development potential
- Single well delivered at $6.0 million, expect to achieve $5.5[1] million or better development well cost
- Achieved an IP30 of 13 MMcf/d
- Over 60 potential Austin Chalk development locations across Webb County acreage position yielding more than 2 rig years of drilling inventory

With the results of the first well, SBOW plans to drill additional Austin Chalk wells this year

Area Map[3]


SBOW AC Well
Rio Bravo 201H
IP30: 13 MMcf/d
CHK
SM
SM
EOG
Webb
SilverBow
Legend

Rio Bravo 201H Daily Production[1]


MMcf/d
0
2
4
6
8
10
12
14
0
10
20
30
40
50
60
70
80
90
Producing Days

Price Sensitivity of IRRs at Development Capex[2]


100%
75%
50%
25%
0%
$2.50/Mcf
$2.75/Mcf
$3.00/Mcf

(1) Production as of 5/4/21, plots have been updated to exclude first 7 days of flowback
(2) Assuming multi-well pad development
(3) Source: RSEG/Enverus, Company data

Eagle Ford Operational Execution – Drilling Metrics

SBOW LISTED NYSE

Drilling Cost Efficiencies

Cost per Lateral Ft. (1)



$362
$276
$194
2018
2019
2020

Drilling Faster

Lateral Ft Drilled per Day (2)



537
709
1,020
2018
2019
2020

Decrease in Drill Costs (2020 / 2018) **-47%**

Increase in Lateral Feet Drilled per Day (2020 / 2018) **+90%**

Note: For each time period, includes all wells whose rig release occurred during that quarter or year (as appropriate)

(1) Cost to drill per lateral foot (total well cost divided by lateral length)

(2) Total lateral drilled per day, spud to rig release

(3) Drilling metrics includes all Eagle Ford wells from 2018-2021

Eagle Ford Operational Execution – Completion Metrics

SBOW
LISTED
NYSE

Completion Cost Efficiencies
Completion Costs ($MM) (1)



$5.1
$3.9
$3.4
$3.4
2018
2019
2020
2021

Completing Faster
Stages Completed per Day (2)



4.4
9.2
9.9
11.6
2018
2019
2020
2021

Completing Faster
CLAT Completed per Day (3)



878
1,777
1,848
2,229
2018
2019
2020
2021

More Proppant Per Day
Proppant Pump per Day (1000 #) (4)



2,312
4,548
5,132
5,543
2018
2019
2020
2021

Decrease in Completion Cost (2021 / 2018)	-34%
Increase in Number of Stages per Day (2021 / 2018)	+164%
Increase in CLAT Completed per Day (2021 / 2018)	+154%
Increase in Total Proppant Pumped per Day (2021 / 2018)	+140%

(1) Costs includes toe prep, stimulation, drill-out, tubing install and flowback
(2) Stages completed per day per pad, frac start to frac end
(3) CLAT stimulated per day, per well
(4) Average amount of proppant pumped per day (thousand of #s pumped)
(5) Completion metrics includes all Eagle Ford wells from 2018-2021

Track Record of Performance & Managing Cycles

SBOW LISTED NYSE

Revenue


($MM)
($/Mcfe)
$100
$80
$60
$40
$20
$0
($20)
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$79
$83
$78
$66
$43
$54
$55
$82
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
Oil & Gas Sales
Hedges
Per Unit

LOE


($MM)
($/Mcfe)
$7.5
$6.0
$4.5
$3.0
$1.5
$0.0
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$4.9
$5.6
$5.7
$5.8
$5.0
$5.2
$5.3
$6.3
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
LOE
Per Unit

Cash G&A, Net


($MM)
($/Mcfe)
$7.5
$6.0
$4.5
$3.0
$1.5
$0.0
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$5.0
$4.5
$4.6
$4.7
$5.0
$4.8
$3.6
$3.7
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
Cash G&A
Per Unit

Adjusted EBITDA(1)


($MM)
($/Mcfe)
$80
$60
$40
$20
$0
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$58.4
$62.9
$57.6
$46.0
$32.7
$45.1
$47.5
$66.9
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
Adj EBITDA
Per Unit

Efficient operations and low fixed costs contribute to SBOW's success

Note: 2Q20, 3Q20 and 4Q20 metrics reflect strategic curtailment and subsequent return to production

(1) Adjusted EBITDA for 2Q20 through 1Q21 includes proceeds from the amortization of previously unwound derivative contracts in 1Q20

Built to Deliver Strong Margins at Low Prices

SBOW LISTED NYSE

Corporate Cash Margin



($/Mcfe)
$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$3.70
$3.79
$3.62
$3.18
$3.30
$3.19
$3.34
$5.05
$2.31
$2.44
$2.29
$1.82
$1.48
$1.71
$1.94
$3.51
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21(1)
Production Expenses
Cash G&A
Interest Expense
Hedged Revenue
Corporate Cash Margin

Cost efficiencies and risk management support full-cycle profitability and returns

Note: Production Expenses include LOE, T&P and Production Taxes

(1) SilverBow experienced unusually high 1Q21 realized natural gas prices due to the unforeseen volatility in February 2021

Peer-Leading Metrics Compared to Gas E&Ps

P/NAV Upside(1)


140%
120%
100%
80%
60%
40%
20%
-
(20%)
(40%)
Peer Group Avg. (Excl. SBOW): 8%
SBOW
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G

2021 FCF Yield(2)


60%
40%
20%
-
(20%)
Peer Group Avg. (Excl. SBOW): 13%
SBOW
Peer A
Peer F
Peer G
Peer C
Peer E
Peer D
Peer B

Financial and capital discipline drive peer-leading price upside to NAV and FCF yield

Source: FactSet, RSEG/Enverus. Company filings and press releases. Peers (in alphabetical order) include: Antero Resources, Cabot Oil & Gas, CNX Resources, Comstock Resources, EQT Corporation, Range Resources, Southwestern Energy

(1) P/NAV Upside = Enverus calculated NAV $/sh value ($55 oil / $2.75 gas) / share price as of 4/14/21

(2) FCF Yield = 2021 FCF / Market Cap as of 4/14/21. Peer FCF per latest NAV Enverus report defined as EBITDA less capex less interest expense using pricing as of 4/14/21

ESG: At the Core of Our Business

TOP WORK PLACES 2020 HOUSTON CHRONICLE

Environmental

SilverBow is committed to reducing environmental impact through sustainable operations

- Focused on reducing GHG and methane emissions
- Owns no disposal wells or waterflood areas
- Utilizes green flowbacks to reduce gas flaring
- Working applications and regulatory approvals to re-use and recycle water

Social

SilverBow is committed to its workforce through cultural "SBOWay" values

- Rewards and recognizes performance through quarterly 'MVP' employee and other excellence awards
- "Leads the Way" through SBOW Cares – feeding the hungry, serving the military and supporting education
- Displays dedication to our employees through benefits, training, and other work schedule and environment improvements

SBOWay — ONE TEAM · UNLEASH POTENTIAL · DRIVE VALUE · LEAD THE WAY · SAFETY STRONG

Governance

SilverBow aligns executive compensation with the creation of shareholder value

- Independent
  - 6 out of 7 Directors, incl. Chairman
  - Compensation Consultant
- Strong historical shareholder support for Say on Pay
  - ~96% support in 2020
- Annual compliance by all Directors, Officers and employees

Safety

SilverBow maintains a safe and incident free workplace

- "Safety Strong":1,130+ days since last incident Company-wide
- 3-Yr Avg. TRIR[1] of 0.20; 2020 TRIR of 0.00
- COVID-19 safety protocols focus on keeping employees and contractors safe and aware

SilverBow RESOURCES Cares

SilverBow is dedicated to working with, and caring for, the communities where we work, operate and live as "One Team" through charitable giving and volunteer opportunities. SBOW Cares is the philanthropic arm of our Company through which our employees serve those around us

SBOW provided disaster relief assistance for those impacted by Winter Storm Uri

(1) Total Recordable Incident Rate (TRIR) is total number of recordable incidents x 200,000 divided by total man hours worked

Leading "E"SG in the Eagle Ford

SBOW LISTED NYSE


2019 Eagle Ford Operator Emission Intensity
(Kg CO2e per Boe)
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
Leader in equivalent emissions intensity across all Eagle Ford operators
SBOW 60% below Eagle Ford average emission intensity
Peer Average = 26.3
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
SBOW
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer 13
Peer 14
Peer 15
Peer 16
Peer 17
Peer 18
Peer 19
Peer 20
Peer 21
Peer 22
Peer 23
Peer 24
Peer 25
Peer 26
Peer 27

SBOW is one of the lowest emitting operators in the Eagle Ford

Source: Enverus. Peers includes public and private Eagle Ford operators with available data from 2019. Peers (in alphabetical order) include: Apache, BP, Callon, Chesapeake, Chevron, ConocoPhillips, Devon, Earthstone, Ensign, EOG, EP Energy, Escondido, EXCO Resources, GeoSouthern, Hawkwood, Lewis, Lonestar, Marathon, Matador, Mesquite, Murphy, Ovinitiv, Penn Virigina, Repsol, SM Energy, Trinity, Venado

Eagle Ford: Geographically Advantaged

Regional Pricing Benefits

- 100% of oil and gas production receives favorable Gulf Coast pricing
- Access to premium markets provides enhanced net-backs and pricing realizations
- Geographically advantaged differentials enhance low cost basis vs. peers
- Significant regional infrastructure presents no takeaway capacity concerns
- Ideally located to meet growing demands via existing regional infrastructure

Sources of Demand Growth

- LNG exports have rebounded from summer 2020 lows; averaging ~9.7 Bcf/d in 4Q20 and ~10.2 Bcf/d in 1Q21
- Opportunity related to 78 GW of coal and 8 GW of nuclear capacity projected retirements (2021-2025)
- Post-COVID recovery of industrial, commercial and petrochemical demand


Petrochem. Complex
LNG Exports
Mexico Exports

2020 Texas Gulf Coast Oil Differentials


Cushing (WTI)
$40.59
Texas
Midland
Eagle Ford
MEH


Differential to WTI
$0
$2
$4
MEH
$1.65
Midland
$0.22

2020 Natural Gas Pricing & Differentials


Rockies
$1.80
($0.28)
$1.84
($0.24)
San Juan
Panhandle
$1.73
($0.35)
$1.09
($0.99)
Waha
HSC
$2.03
($0.05)
Transco
$2.02
($0.06)
Marcellus
$1.37
($0.71)
Henry Hub
$2.08
Legend
Price
Diff.

All crude oil production receives favorable Gulf Coast pricing with no takeaway constraints

Gulf Coast markets yielding $0.01/Mcf to $0.94/Mcf higher netbacks vs. others

Source: Platt's Inside GMR vs. Henry Hub settles, EIA 2021 Annual Energy Outlook and J.P. Morgan

SilverBow Realizes Favorable Pricing

SBOW LISTED NYSE

Realized Oil Prices



96% of WTI Average Over Last 8 Quarters
($/Bbl)
(% of WTI)
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
-
120%
100%
80%
60%
40%
20%
-
103%
101%
98%
98%
86%
92%
91%
96%
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
Realized Oil Price
Benchmark Avg
Realized Oil % of WTI

Realized Gas Prices



110% of HH Average Over Last 8 Quarters
($/Mcf)
(% of HH)
$5.00
$4.00
$3.00
$2.00
$1.00
-
200%
160%
120%
80%
40%
-
101%
104%
96%
98%
99%
100%
101%
185%(1)
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
Realized Gas Price
Benchmark Avg
Realized Gas % of HH

SBOW consistently realizes prices close to NYMEX benchmarks

(1) SilverBow experienced unusually high 1Q21 realized natural gas prices due to the unforeseen volatility from extreme cold weather conditions in February 2021. These price fluctuations are not expected to recur

Active Hedging Program to Protects Returns

- **Manage commodity price risk through a disciplined risk management program**
  - Maintain a simple hedge portfolio comprised primarily of fixed price swaps and two-way collars
  - Manage potential downside risk to commodity prices while preserving upside optionality
    - Systematically add hedges on a roll forward basis
  - Hedge volumes for 2021 cover 77% and 59% of expected oil and gas production, respectively

Oil Hedging


(Bbls/d)
($/Bbl)
3,500
3,000
2,500
2,000
1,500
1,000
500
0
$60.00
$55.00
$50.00
$45.00
$40.00
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2021
2022
2023
Swaps
Collars
Wt Avg Price (Ceiling)
Wt Avg Price (Floor)

Natural Gas Hedging[1]


(Mcf/d)
($/MMBtu)
100,000
80,000
60,000
40,000
20,000
0
$3.50
$3.25
$3.00
$2.75
$2.50
$2.25
$2.00
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2021
2022
2023
Swaps
Collars
Wt Avg Price (Ceiling)
Wt Avg Price (Floor)

Poised to benefit from 2021 collars preserving upside exposure to gas prices

Note: Hedge portfolio as of 4/30/21. Refer to Hedging Summary for additional details
2021 percentage hedged represents percent of expected oil and gas production hedged based on last nine months of 2021 implied production guidance
(1) The above analysis assumes 1 Mcf equals 1 MMBtu

SilverBow's Navigation Framework

SBOW LISTED NYSE

Today's E&P Industry is…

Capital Intensive

Exposed to Uncertain Commodity Prices

Fragmented, Debt Burdened

To Succeed, SBOW Focuses on the Following Characteristics

Focus on Returns

- Aligning capital investment with commodity prices
- Increasing operational efficiencies and well performance
- ROCE[1] (non-GAAP) for LTM 1Q21 of 12%

Capital Discipline

- Capital spending within cash flow
- Flexible development program, minimal long-term commitments
- Aggressively managing cost structure

Single-Basin Approach

- Eagle Ford exposed to favorable Gulf Coast pricing vs. other basins
- In-depth focus on existing acreage block provides for low-cost structure and accretive A&D opportunities

Financial Discipline

- 6 out of the last 7 quarters with positive free cash flow
- Prioritization of debt paydown and liquidity
- Emphasis on risk-mitigation through hedging program

Creating Significant Value for Shareholders

(1) Return on Capital Employed (ROCE) = EBIT / Average Capital Employed. Refer to Appendix for calculation of ROCE

SBOW LISTED NYSE

SilverBow's Value Proposition

Pure Play Eagle Ford E&P

Established operator with deep technical experience and in-basin knowledge

Balanced Commodity Mix

Inventory provides optionality in capital allocation based on prevailing commodity prices

Focus on Costs & Margins

Peer-leading cost structure with relentless focus on margins and capital efficiency

SilverBow RESOURCES®

Exposure to Premium Markets

Competitive advantage from exposure to premium Gulf Coast pricing

Returns Driven

Maximize return on capital investments through repeat execution and financial discipline

Consistently generating free cash flow with high margins and a leading cost profile



Appendix

2021 Guidance

SBOW LISTED NYSE

	ACTUAL					GUIDANCE	
	2Q20	3Q20	4Q20	FY20	1Q21	2Q21	FY21
Production Volumes:							
Oil (Bbls/d)	2,429	5,127	4,655	4,157	3,497	2,700 - 2,850	3,500 - 3,900
Gas (MMcf/d)	117	129	130	139	140	165 - 175	140 - 156
NGL (Bbls/d)	1,711	3,773	3,248	3,043	3,169	3,300 - 3,500	3,200 - 3,400
Total Reported Production (MMcfe/d)	**142**	**183**	**178**	**183**	**180**	201 - 213	180 - 200
% Gas	*82%*	*71%*	*73%*	*76%*	*78%*	*82%*	*78%*
Product Pricing:							
Crude Oil NYMEX Differential ($/Bbl)	($3.98)	($3.45)	($3.63)	($1.42)	($2.34)	($4.00) - ($1.00)	NA
Natural Gas NYMEX Differential ($/Mcf)	($0.01)	$0.00	$0.01	($0.01)	$2.29	($0.05) - ($0.01)	NA
Natural Gas Liquids (% of WTI)	34%	31%	37%	33%	39%	31% - 35%	NA
Costs & Expenses:							
Lease Operating Expenses ($/Mcfe)	$0.39	$0.31	$0.33	$0.32	$0.39	$0.31 - $0.35	$0.34 - $0.38
Transportation and Processing ($/Mcfe)	$0.35	$0.30	$0.27	$0.31	$0.31	$0.33 - $0.37	$0.30 - $0.34
Production Taxes (% of Revenue)	8.2%	5.5%	5.6%	5.9%	4.0%	4.9% - 5.5%	4.5% - 5.0%
Cash G&A ($MM)	$5.0	$4.8	$3.6	$18.0	$3.7	$4.0 - $4.5	$16.0 - $17.0

Raised FY21 free cash flow(1) guidance to $30-$50 million

Note: Table represents as-reported figures

(1) Refer to Appendix for calculation of Free Cash Flow

Consistent Results Establish Credibility


= GUIDANCE RANGE
= CONSENSUS
= ACTUAL RESULTS
Production (MMcfe/d)
1Q21
168
179
180
4Q20
170
178
183
3Q20
173
180
183
Operating Costs ($/Mcfe)
1Q21
$0.69
$0.70
$0.77
4Q20
$0.59
$0.61
$0.69
3Q20
$0.61
Cash G&A Expense ($MM)
1Q21
$3.7
$4.0
$4.5
4Q20
$3.6
$4.4
$4.8
3Q20
$4.8

SBOW has repeatedly achieved or exceeded its guidance and consensus metrics

Note: Guidance ranges and analyst consensus estimates going into each quarter. Operating costs include LOE and T&P

Capital Structure & Credit Profile

SBOW LISTED NYSE

- **Revolving Credit Facility (due Apr-24)**[4]
  - $300 million borrowing base
  - $200 million outstanding
  - LIBOR (50 bps floor) + 3.25%-4.25%
  - 8 banks led by J.P. Morgan
  - Total Debt / LTM Adjusted EBITDA < 3.25x
- **Second Lien Facility (due Dec-24)**
  - $200 million outstanding
  - LIBOR + 7.50% with 1% LIBOR floor
  - December 2017 issuance
  - NC2, 102 in Year 3, 101 in Year 4 and par thereafter until maturity
  - Net Debt / LTM Adjusted EBITDA < 4.5x
- **Common Equity**
  - "SBOW" stock symbol and listed on NYSE
  - 12.196 million shares as of 4/30/21

Capitalization[1]

($MM, except per unit amounts)

Share Price (5/3/21)	$10.44
Shares Outstanding (4/30/21)	12.196
Equity Market Capitalization	**$127.3**
Plus: Revolving Credit Facility	$200.0
Plus: Second Lien	200.0
Less: Cash and Cash Equivalents	3.4
Enterprise Value	**$523.9**

Valuation Statistics	*Metric*	*Multiple*
EV / LTM Adjusted EBITDA[3]	$192	2.72x
EV / Proved Reserves ($/Mcfe)[2]	1,106	$0.47
EV / 1Q21 Production ($/Mcfe/d)	180	$2,906

Credit Statistics	*Metric*	*Multiple*
Total Debt / LTM Adjusted EBITDA[3]	$192	2.08x
Proved PV-10 / Total Debt[2]	$851	2.13x
PDP PV-10 / Total Debt[2]	$530	1.32x

Straightforward capital structure with improving metrics

(1) Cash and debt balance as of 3/31/21
(2) Reserves and PV-10 as of 12/31/20 and based on $50/Bbl and $2.75/MMBtu
(3) LTM Adjusted EBITDA includes $28.6 million of proceeds from the amortization of previously unwound derivatives for period ending 1Q21. LTM Adjusted EBITDA for covenant compliance for 1Q21 = $192.3 million
(4) Reflects amended Credit Facility effective 4/16/21

Hedging Summary

SBOW LISTED NYSE

Current Hedge Position[1]

	2Q 2021 (3 Months)	3Q 2021 (3 Months)	4Q 2021 (3 Months)	1Q 2022 (3 Months)	2Q 2022 (3 Months)	3Q 2022 (3 Months)	4Q 2022 (3 Months)	1Q 2023 (3 Months)
NYMEX HH GAS								
Swaps								
Gas (MMBtu)	832,255	330,000	290,000			2,100		
Wt Avg Price	$2.42	$2.62	$2.69			$2.50		
Collars								
Gas (MMBtu)	7,731,000	7,885,175	7,151,000	7,565,000	5,246,500	4,899,000	4,545,076	2,160,000
Wt Avg Floor	$2.39	$2.32	$2.50	$2.69	$2.15	$2.39	$2.41	$2.60
Wt Avg Ceiling	$2.77	$2.79	$2.87	$3.33	$2.60	$2.72	$2.88	$3.06
NYMEX WTI OIL								
Swaps								
Oil (Bbl)	138,596	179,759	191,412	178,455	91,000	200,100	138,000	81,900
Wt Avg Price	$51.05	$51.19	$53.60	$45.77	$54.00	$47.05	$53.20	$55.70
Collars								
Oil (Bbl)	116,980	90,620	84,640	40,500	115,850			
Wt Avg Floor	$34.33	$34.34	$34.70	$40.00	$39.25			
Wt Avg Ceiling	$40.30	$39.87	$41.01	$45.55	$46.20			
NGL								
Swaps								
NGLs (Bbl)	144,731	146,320	146,320					
Wt Avg Price	$24.13	$24.13	$24.13					
Oil Basis								
Swaps								
MEH-WTI (Bbls)	329,150	262,200	241,500					
Wt Avg Price	$1.22	$1.27	$1.28					
Swaps								
CMA Roll (Bbls)	313,900	253,000	241,500	180,000	182,000	184,000	184,000	
Wt Avg Price	($0.37)	($0.34)	($0.33)	$0.03	$0.03	$0.03	$0.03	
Gas Basis								
Swaps								
HH-HSC (MMBtu)	10,010,000	10,120,000	10,120,000	4,500,000	2,730,000	2,760,000	2,760,000	
Wt Avg Price	($0.02)	($0.02)	($0.02)	$0.01	($0.06)	($0.06)	($0.06)	

Note: Hedge portfolio as of 4/30/21

(1) The above analysis assumes 1 Mcf equals 1 MMBtu

Calculation of Adjusted EBITDA & Free Cash Flow

SBOW LISTED NYSE

($000s, except per unit metrics)	2020				2021
	2Q	3Q	4Q	FY	1Q
Net Income / (Loss)	**($305,976)**	**($6,896)**	**$9,348**	**($309,382)**	**$28,380**
Plus:					
DD&A	13,716	13,975	13,434	64,564	13,393
Accretion of ARO	88	90	91	354	75
Interest Expense	8,026	7,444	7,352	31,228	7,019
Write-down of Oil & Gas Properties	260,342	-	-	355,948	-
Derivative (Gain) / Loss	8,458	12,944	5,580	(61,304)	18,259
Derivative Cash Settlements	17,731	7,938	1,143	39,424	(4,782)
Income Tax Expense / (Benefit)	22,420	(572)	304	20,911	-
Non-cash Equity Compensation	1,176	1,066	1,054	4,557	1,070
Adjusted EBITDA	**$25,981**	**$35,989**	**$38,306**	**$146,300**	**$63,414**
Plus:					
Monetized Derivative Contracts	-	-	-	38,310	-
Cash Interest Expense, Net	(6,959)	(7,284)	(6,639)	(28,929)	(6,424)
Capital Expenditures[1]	(4,804)	(20,191)	(19,541)	(95,241)	(32,961)
Current Income Tax (Expense) / Benefit	(268)	572	-	480	-
Free Cash Flow	**$13,950**	**$9,086**	**$12,126**	**$60,920**	**$24,029**
Adjusted EBITDA	**$25,981**	**$35,989**	**$38,306**	**$146,300**	**$63,414**
Plus:					
Amortization of Derivative Contracts	6,737	9,099	9,239	25,075	3,530
Adjusted EBITDA for Leverage Ratio[2]	**$32,718**	**$45,088**	**$47,545**	**$171,375**	**$66,944**

Note: Table represents as-reported figures

(1) Excludes proceeds/(payments) related to the divestiture/(acquisition) of oil and gas properties and equipment, outside of regular way land and leasing costs

(2) Adjusted EBITDA for Leverage Ratio includes $3.5 million of proceeds from the amortization of previously unwound derivative contracts for 1Q21. Adjusted EBITDA for covenant compliance for the 12 months ended 3/31/21 is $192.3 million

Calculation of Return on Capital Employed ("ROCE")

SBOW LISTED NYSE

($000s, except per unit metrics)	3/31/21 LTM	3/31/20 LTM
Net Income / (Loss)	**($275,144)**	**$92,745**
Plus:		
DD&A	54,518	97,550
Accretion of ARO	344	333
Interest Expense	29,841	36,209
Write-down of Oil & Gas Properties	260,342	95,606
Derivative (Gain) / Loss	45,241	(116,551)
Derivative Cash Settlements	22,030	36,374
Income Tax Expense / (Benefit)	22,152	(23,054)
Non-cash Equity Compensation	4,366	5,717
Adjusted EBITDA	**$163,690**	**$224,929**
Less: DD&A	(54,518)	(97,550)
Adjusted EBIT (A)	**$109,172**	**$127,379**
Total Debt	$490,000	$473,000
Shareholder's Equity	486,707	358,884
Capital Employed - Beginning of 12-Month Period	**$976,707**	**$831,884**
Total Debt	$400,000	$490,000
Shareholders' Equity[1]	380,398	486,707
Capital Employed - End of 12-Month Period	**$780,398**	**$976,707**
Average Capital Employed (B)[2]	**$878,553**	**$904,296**
Return on Capital Employed (ROCE) (A / B)	**12%**	**14%**

Note: Capital Employed - Beginning of 12-Month Period represents End of 12-Month Period balance sheet

(1) Shareholders' equity excludes write-down of oil and gas properties

(2) B = Average of Beginning of 12-Month Period and End of 12-Month Period

Calculation of Cash General & Administrative Expenses

SBOW LISTED NYSE

($000s, except per unit metrics)	2020				2021
	2Q	3Q	4Q	FY	1Q
General and administrative, net	$6,180	$5,833	$4,682	$22,608	$4,782
Less:					
Non-cash Equity Compensation	(1,177)	(1,066)	(1,054)	(4,557)	(1,070)
Cash general and administrative, net	$5,003	$4,767	$3,628	$18,051	$3,712
General and administrative, net (per Mcfe)	$0.48	$0.35	$0.29	$0.34	$0.29
Less:					
Non-cash Equity Compensation (per Mcfe)	($0.09)	($0.07)	($0.07)	($0.07)	($0.06)
Cash general and administrative, net (per Mcfe)	$0.39	$0.28	$0.22	$0.27	$0.23

Note: Table represents as-reported figures

Reconciliation of PV-10 to Standardized Measure

SBOW
LISTED
NYSE

Estimates of future net revenues from our proved reserves, Standardized Measure and PV-10 (PV-10 is a non-GAAP measure defined below), as of December 31, 2020, is made in accordance with SEC criteria, which is based on the preceding 12-months' average adjusted price after differentials based on closing prices on the first business day of each month, excluding the effects of hedging and are held constant, for that year's reserves calculation, throughout the life of the properties, except where such guidelines permit alternate treatment, including, in the case of natural gas contracts, the use of fixed and determinable contractual price escalations. We have interests in certain tracts that are estimated to have additional hydrocarbon reserves that cannot be classified as proved and are not reflected in the following table.

The following prices are used to estimate our SEC proved reserve volumes, year-end Standardized Measure and PV-10. The 12-month 2020 average adjusted prices after differentials were $2.13 per Mcf of natural gas, $37.83 per barrel of oil and $11.66 per barrel of NGL.

As noted above, PV-10 Value is a non-GAAP measure. The most directly comparable GAAP measure to the PV-10 Value is the Standardized Measure. We believe the PV-10 Value is a useful supplemental disclosure to the Standardized Measure because the PV-10 Value is a widely used measure within the industry and is commonly used by securities analysts, banks and credit rating agencies to evaluate the value of proved reserves on a comparative basis across companies or specific properties without regard to the owner's income tax position. We use the PV-10 Value for comparison against our debt balances, to evaluate properties that are bought and sold and to assess the potential return on investment in our oil and gas properties. PV-10 Value is not a measure of financial or operating performance under GAAP, nor should it be considered in isolation or as a substitute for any GAAP measure. Our PV-10 Value and the Standardized Measure do not purport to represent the fair value of our proved oil and natural.

The following table provides a reconciliation between the Standardized Measure and PV-10 Value of the Company's proved reserves:

(in millions, as of December 31, 2020)	**2020**
Standardized Measure of Discounted Future Net Cash Flows	$513
Future Income Taxes (Discounted at 10%)	13
SEC PV-10 Value	**$526**

PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.

SBOWay

Corporate Information

CORPORATE HEADQUARTERS

SilverBow Resources, Inc.
575 North Dairy Ashford, Suite 1200
Houston, Texas 77079
(281) 874-2700 or (888) 991-SBOW
www.sbow.com

CONTACT INFORMATION

Jeff Magids
Director of Finance & Investor Relations
(281) 423-0314
IR@sbow.com

SilverBow RESOURCES®